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                        SECURTIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    Form 8-K

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


Date of Report       October  12,   2004

                                  EPIXTAR CORP.
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               (Exact name of Registrant as specified in charter)


Florida                       011-15499                      55-0722193
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(State or Other           (Commission File No.)              (IRS Employer
Jurisdiction of                                              Identification No.)
Incorporation)

                  11900 Biscayne Blvd., , Miami, Florida 33181
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                    (Address of principal executive officers)

                                  305-503-8600
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                                   (Telephone)

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ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN INDIRECT OBLIGATION
UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF REGISTRANT


In connection with the purchase of equipment for our contact center business, on October 12 2004, we borrowed $500,000 pursuant to a 6% note due December 15, 2004.
















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                                    SIGNATURE

         Pursuant to the requirements of the Signature and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   October 15, 2004

                                                  EPIXTAR CORP.
                                                  (Registrant)







                                             By:  /s/  David Srour
                                                  -----------------------
                                                  David Srour
                                                  Chief Executive Officer





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